EXHIBIT 10.9
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of October 4, 2019, by EACH OF THE ENTITIES IDENTIFIED AS “JOINING PARTIES” ON THE SIGNATURE PAGES OF THIS JOINDER AGREEMENT (each, individually, a “Joining Party” and collectively, the “Joining Parties”), and delivered to KeyBank National Association, as Agent, pursuant to §5.5 of that certain Fourth Amended and Restated Credit Agreement dated as of August 7, 2019, as from time to time in effect (the “Credit Agreement”), by and among Carter Validus Mission Critical REIT II, Inc. (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.
RECITALS
A.    Each Joining Party is required, pursuant to §5.5 of the Credit Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.
B.    Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Credit Agreement.
NOW, THEREFORE, the Joining Parties agree as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Each Joining Party agrees that such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the Guaranty, the other Loan Documents and the Contribution Agreement.
2.Representations and Warranties of Joining Parties. Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to each such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Parties and no Default or Event of

Default shall exist or might exist upon the Effective Date in the event that any of the Joining Parties becomes a Subsidiary Guarantor.
3.Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.
4.Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.
5.GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
7.The effective date (the “Effective Date”) of this Joinder Agreement is October 4, 2019.

IN WITNESS WHEREOF, the Joining Parties have executed this Joinder Agreement under seal as of the day and year first above written.
“JOINING PARTIES”
CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

CARTER VALIDUS MISSION CRITICAL REIT II, LLC, a Maryland limited liability company

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

HC-2501 W WILLIAM CANNON DR, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HC-760 OFFICE PARKWAY, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-14024 QUAIL POINTE DRIVE, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HCP-SELECT MEDICAL, LLC, and
HC-1101 KALISTE SALOOM ROAD, LLC
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-800 EAST 68TH STREET, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
HC-200 BLOSSOM STREET, LLC,
HC-2727 E. LEMMON AVENUE, LLC, and
HC-4810 N. LOOP 289, LLC,
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

DCII-11650 GREAT OAKS WAY, LLC
HCII-A 1700 EAST SAUNDERS STREET, LLC
HCII-B 1710 EAST SAUNDERS STREET, LLC
HCII-3098 OAK GROVE ROAD, LLC, AND
HCII-6080 NORTH LA CHOLLA BOULEVARD, LLC
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION, as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

Signature Page to Joinder Agreement (KeyBank/CV REIT II - Credit Agreement)